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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 AUGUST 19, 2005
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                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                          NOTIFY TECHNOLOGY CORPORATION
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             (Exact name of Registrant as specified in its charter)

          California                  000-23025             77-0382248
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 (State or other jurisdiction of     (Commission         (I.R.S. Employer
 incorporation or organization)      File Number)     Identification Number)

                        1054 S. De Anza Blvd., Suite 105
                               San Jose, CA 95129
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                    (Address of principal executive offices)

                                 (408) 777-7920
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     The following information is intended to be furnished under Item 2.02 of Form 8-K, "Results of Operations and Financial Condition." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On August 19, 2005, Notify Technology Corporation issued a press release regarding its financial results for its fiscal quarter ended June 30, 2005. The full text of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

       (c)    Exhibits

       The following exhibit is furnished herewith:

              99.1 Press Release dated August 19, 2005 of Notify Technology Corporation announcing its financial results for the fiscal quarter ended June 30, 2005.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   NOTIFY TECHNOLOGY CORPORATION


Dated: August 19, 2005                             By: /S/ Gerald W. Rice
                                                       -------------------------
                                                       Gerald W. Rice,
                                                       Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit Number      Exhibit Title
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99.1                Press Release dated August 19, 2005 of Notify Technology
                    Corporation announcing its financial results for the fiscal quarter ended June 30, 2005